Exhibit 21

Subsidiaries

Liberty Property Trust
Liberty Property Limited Partnership
Liberty Lehigh Partnership
Liberty Property Philadelphia Limited Partnership
Liberty Property Philadelphia Limited Partnership II
Liberty Property Philadelphia Corporation
Liberty Property Philadelphia Trust
Liberty/Commerz 1701 JFK Boulevard, L.P.
Liberty Property Philadelphia Limited Partnership IV West
Liberty Property Philadelphia Corporation IV East
Liberty Property Philadelphia Corporation IV West
Liberty Property Philadelphia Corporation V
Liberty Property Philadelphia Limited Partnership V
Liberty Property Philadelphia Limited Partnership VI
Liberty Property Development Corp.
Liberty Property Development Corp. II
Liberty Special Purpose Trust
Liberty/Parkway 8th & Walnut, LP
Liberty/Parkway 8th & Walnut Trust
Liberty Property 19th & Arch LP
Liberty Property 19th & Arch Trust
LPT 19th & Arch Limited LP
LPT 19th & Arch Limited II LP
18A Hotel LLC
Liberty Property 18th & Arch Hotel, LLC
18A Hotel Lender, LLC
18A LLC
18A Lender LLC
LPT 18th & Arch Street GP, LLC
LPT 18th & Arch Street Limited, LLC
Liberty Property 18th & Arch, LP
Liberty Property Development Company IV-S, LLC
LPDC Holdings Corp.
LP Malvern Limited Partnership
LP Malvern LLC
40 Liberty Boulevard, LLC
Land Holdings Realty LLC
Rivers Business Commons Associates Limited Partnership
Liberty Property Philadelphia Navy Yard Limited Partnership
Liberty Property Philadelphia Navy Yard Corporation
Liberty Property/Synterra Limited Partnership
Liberty Venture I, LP
Liberty Venture I, LLC
Liberty NJ 3 Industrial, LLC
Liberty NJ Land, LLC
Liberty Illinois, LP
Liberty Illinois Venture, LLC
L/S One Crescent Drive, LP
L/S One Crescent Drive, LLC

L/S Three Crescent Drive, LP
L/S Three Crescent Drive, LLC
L/S Five Crescent Drive, LP
L/S Five Crescent Drive, LLC
L/S 4775 League Island Blvd., LP
L/S 4775 League Island Blvd., LLC
L/S 26th Street North, LP
L/S 26th Street North, LLC
L/S 26th Street South, LP
L/S 26th Street South, LLC
L/S 150 Rouse Boulevard, LP
L/S 150 Rouse Boulevard, LLC
L/S 201 Rouse Boulevard, LP
L/S 201 Rouse Boulevard, LLC
L/S 1200 Intrepid Avenue LP
L/S 1200 Intrepid Avenue, LLC
Liberty Property Philadelphia Development/Management, LP
Liberty Deer Park, LLC
Liberty Delaware, LLC
Liberty Cotton Center, LLC
Liberty Cotton Center II, LLC
Liberty Property Lux, LLC
Annapolis Development, LLC
9755 Patuxent Woods Drive Trust
Perryman 159, L.L.C.
Liberty Stoneridge, LLC
Liberty Durham, LLC
Liberty Shopton A, LLC
Liberty Shopton B, LLC
Liberty 600 Industrial, G.P.
Liberty AIPO Limited Partnership
Liberty Washington, LP
Liberty Washington Venture, LLC
Liberty 1100 17th Street, LP
Liberty 2100M Street, LP
Republic 20th Street LLC
Republic Property TRS LLC
Republic Park LLC
RKB CP IV LLC
RKB Lakeside Manager LLC
RKB Lakeside LLC
RKB Corporate Oaks LLC
RPT Presidents Park LLC
Presidents Park I LLC
Presidents Park II LLC
Presidents Park III LLC
RKB Pender LLC
RPLP I LLC
RPT 1425 Investors LP
RPT 1425 Holdings LLC
RPT 1425 New York Avenue LLC
RKB WillowWood Manager LLC
RKB WillowWood LLC

RPB WillowWood I LLC
RPB WillowWood II LLC
Liberty 220 & 222 Lake, LLC
Liberty 2130 Baldwin, LLC
Liberty 6675 Business Parkway, LLC
Liberty 6600 Business Parkway, LLC
Liberty Sandy Court, LLC
Liberty Baltimore Avenue, LLC
Liberty Indian Creek, LLC
Liberty 12140 Indian Creek, LLC
Liberty 5801 Columbia Park, LLC
Liberty 9645 Gerwig, LLC
Liberty 8715 Bollman, LLC
Liberty 329-333 Herrod, LLC
Liberty 4 South Middlesex, LLC
Liberty 21 S. Middlesex, LLC
Liberty Beltsville 1, LLC
Liberty Beltsville 2, LLC
Liberty Beltsville 3, LLC
Liberty Business Parkway Holdings, LLC
Liberty - PA GP 3, LLC
Liberty - PA GP 4, LLC
Liberty 12285 McNulty, LP
Liberty 1475 Nitterhouse, LP
Liberty 7195 Grayson, LP
Liberty 7253 Grayson, LP
Liberty Desborough, LLC
Liberty Logix Park, LLC
Liberty Barton 150, LLC
Liberty Minworth Limited
Liberty Midpoint Limited
Silversword Properties Limited
Cambridge Medipark Limited
CBC Estate Management Limited
Liberty Property Trust UK Limited
Kings Hill Estate Management Company Limited
Rouse Kent (Residential) Limited
Kings Hill Property Management Limited
Kings Hill Residential Estate Management Company Limited
iCO Didsbury Limited